Exhibit 24.1

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                  /s/ Leslie H. Wexner
                                                  --------------------
                                                   Leslie H. Wexner

                                                                    Exhibit 24.2

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                 /s/ Kenneth B. Gilman
                                                 ---------------------
                                                  Kenneth B. Gilman

                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                  /s/ Roger D. Blackwell
                                                  ----------------------
                                                   Roger D. Blackwell

                                                                    Exhibit 24.4

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                  /s/ Cynthia A. Fields
                                                  ---------------------
                                                  Cynthia A. Fields

                                                                    Exhibit 24.5

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                /s/ E. Gordon Gee
                                                -----------------
                                                 E. Gordon Gee

                                                                    Exhibit 24.6

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                     /s/ William E. Kirwan
                                                     ---------------------
                                                     William E. Kirwan

                                                                    Exhibit 24.7

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                   /s/ Grace A. Nichols
                                                   --------------------
                                                   Grace A. Nichols

                                                                    Exhibit 24.8

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                   /s/ Beth M. Pritchard
                                                   ---------------------
                                                   Beth M. Pritchard

                                                                    Exhibit 24.9

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                                  /s/ Donald B. Shackelford
                                                  -------------------------
                                                   Donald B. Shackelford

                                                                   Exhibit 24.10

                                POWER OF ATTORNEY

                            Officers and Directors of
                              Intimate Brands, Inc.

         The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing a registration statement on Form S-3 under the provisions of the Securities Exchange Act of 1933 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such registration statement on Form S-3 and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statement on Form S-3 with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of May 10, 1999.


                                          /s/ Alex Sumate
                                          ---------------
                                           Alex Shumate